EXHIBIT 99.1

U.S.I. Holdings Corporation	USI

“USI Takes Flight”

Annual Shareholders Meeting

May 22, 2003

About Forward-Looking Statements

This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:

•	its business strategy;

•	its financial strategy;

•	its future operating results;

•	the integration of its operations with businesses or assets that it has acquired or may acquire in the future;

•	competition from others in the insurance agency and brokerage business;

•	future regulatory actions and conditions in the states in which it conducts its business; and

•	its plans, objectives, expectations and intentions contained in this document that are not historical.

All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements. Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

2	USI

USI Profile

•	Leading provider of P&C insurance and diverse financial products and services to middle market companies in the U.S.

–	8th largest U.S. Broker*

–	Leading Benefits Broker (represents 45% of 2002 total revenues)

•	Integrated national distribution capability

–	Single distribution point for over 20 products and services

–	Consistent branding, technology, financial and sales management

–	Customer base of approximately 60,000 small and mid-sized business clients

•	National presence

–	61 offices and 350 sales professionals located in 20 states across the U.S

*July, 2002 Business Insurance

3	USI

National Company With Regional Focus

[MAP]

* Corporate	● Insurance Brokerage Offices	● Specialized Benefits Offices

Note: Percentage figures represent 2002 revenues

4	USI

Experienced Senior Management Team

Name	Position	Industry Experience	Age

David Eslick	Chairman, President and CEO	22	44

Tom O’Neil	Chief Operating Officer	23	45

Jeff Jones	Chief Marketing Officer	25	48

Bob Schneider	EVP & CFO	27	49

Ed Bowler	Senior VP Corporate Development	13	46

Ernest Newborn	Senior VP, General Counsel and Secretary	12	45

5	USI

USI offers a broad range of services

Property and Casualty	Group Employee Benefits

• General Commercial Liability	• Group Health

• Workers’ Compensation	• Group Life

• Fidelity and Surety Bonds	• Group Disability

• Professional Liability	• Group Dental

• Personal Lines (Auto, Home, etc.)

• Affinity Marketing

Core Benefits	Enrollment and Communication	Executive and Professional

• Health and Welfare Consulting,	• Core Benefit Enrollment	• Bank Owned Life Insurance (BOLI)

• Defined Contribution Consulting	• Individual Life and Disability	• Company Owned Life (COLI)

• Defined Benefit/Actuarial & Consulting, and Record keeping	• Critical Care and Cancer Insurance	• Executive Disability Income

• Related Legal/Compliance Consulting, & Administration		• Estate Planning

• Employee Benefits Outsourcing		• Individual Financial Planning

6	USI

Consistent Growth From Diversified Revenue Mix

Leadership in P&C market complemented by sizable and growing presence in benefits business helps assure healthy growth in all market environments

[PIE CHART]

Total 2002 Revenues = $328 MM

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Attractive Middle Market Customer Base

●	Very large potential market

–	Approximately 1.1 million middle market businesses in the U.S.*

–	USI has less than 2% market penetration

–	USI can have a local presence on a national scale; primary competitors are local and regional brokers

●	Customers value the USI model

–	Buying decisions made by CEO and CFO

–	Clients value convenience and comprehensive advice

–	Clients have underserved sophisticated needs

–	USI model results in high retention rates and substantial cross selling opportunities

*According to the U.S. Census Bureau for businesses with 20 to 999 employees

8	USI

Growth Strategy

●	Consistent organic growth through all market cycles

–	Diversified revenue mix

–	Proven, proactive cross-selling capability

–	Strategic partnerships

–	Goal is 8–10% growth annually over long-term

●	Focused strategy for margin expansion

–	Improving but still room to improve

●	Augment growth with accretive acquisitions

–	Should average 10% of prior year’s revenue

–	Must meet stringent criteria

9	USI

2002 Critical Objectives Achieved

10	USI

2002 Objectives Achieved

•	Exit non core businesses	→	Sold USIA in 4/02

•	Complete IPO	→	$90 million raised in 10/02

•	De-leverage USI	→	LT Debt reduced by 51%($109 million)

•	Positive financial results	→	A record year of results

•	Expand Management Team	→	4 new executive positions

•	Complete full integration of past acquisitions	→	Reduced compensation and other operating expenses

11	USI

Financial Overview

12	USI

Income Statement

($ in thousands)	2002	2001	Change
Total Revenue	328,196	311,579	5.3	% (1)
Total Expenses	269,761	276,586	(2.5)%

EBITDA	58,435	34,993	67%
EBITDA Margin	17.8%	11.2%	59%
Net Income (from continuing operations)	$10,936	$(34,677)	N/A

(1)	8.1% excluding the culling of low margin business

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Six Year Revenue Growth Trend

GRAPH

Note: Revenue figures for 2000 exclude $8 million of non-recurring revenues in 2000 received from strategic partners.

14	USI

Net Income from Continuing Operations

GRAPH

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USI Balance Sheet

	Year Ended
($ in thousands)	2002	2001
Assets
Operating Cash	21,374	30,832
Other Current Assets	254,461	266,055
Intangible Assets	280,130	282,189
Other Assets	23,541	51,784

	579,506	630,860

Liabilities
Current Liabilities	268,605	285,053
Long Term Debt	103,964	212,950
Other	2,836	8,386

	375,405	506,389

Stockholders’ Equity

(includes redeemable common stock)	204,101	124,471

16	USI

Capitalization

	December 31,
($ in thousands)	2002		2001
Debt:
Term Loan	29,521		112,500
Revolving credit facility	56,075		73,475
Seller notes and other debt	51,239		64,061

Total Debt	136,835		250,036

Stockholders’ Equity (includes redeemable common equity)	204,101		124,471

Total Capitalization	340,936		374,507

Debt/LTM EBITDA	2.3	x	7.1	x
LTM EBITDA/Interest	3.3	x	1.5	x
Debt/Total Capitalization	40.1%		66.8%

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Milestones to Look for in 2003

●	Focused on Operational Efficiencies

–	100 – 200 bps EBITDA Margin Improvement

–	Eliminate redundancies and utilize best practices

●	Sales Management Intensity

–	8% – 10% Organic Revenue Growth

–	Retention, cross selling, and new client acquisition

●	Disciplined Acquisition Strategy

–	Within current “footprint”

–	$25 – $30 million annualized revenues

–	Accretive to cash earnings year one

●	$45+ Million in Cash Flow from Operating Activities

–	Invest in future growth

–	Fund Acquisitions

–	Satisfy existing obligations

18	USI

Long Term Goals (3 to 5 years)

●	USI becomes the leading distributor of fully-integrated risk management and health/welfare to the middle market 30%

●	Sustained strong organic revenue growth through all market and economic cycles

●	EBITDA margins of 28% – 30%

●	Accretive Acquisitions of at least $150M

●	Double Shareholder Equity

●	Investment Grade Balance Sheet

19	USI

Summary

●	8th Largest U.S. Broker

–	Revenue diversity

–	Middle Market focus

●	Consistent organic growth through all market cycles

–	Diversified revenue mix

–	Proven, proactive cross-selling capability

●	Focused strategy for margin expansion

–	Improving but still 500 bps opportunity

●	Augment growth with accretive acquisitions

–	Target 10% of prior year’s revenue

●	Manage long term debt position to investment grade

●	Drive Shareholder Value

20	USI

U.S.I. Holdings Corporation	USI

“USI Takes Flight”

May 22, 2003